Exhibit 99.1

Interpace Diagnostics Group Announces 1-for-10 Reverse Split

PARSIPPANY, NJ, December 28, 2016 -- Interpace Diagnostics Group, Inc. (the “Company” or “Interpace Diagnostics”) (NASDAQ: IDXG), a company that provides clinically useful molecular diagnostic tests and pathology services for evaluating risks of cancer, announced today that as of 5:00 p.m., Eastern Time, on December 28, 2016 it will effect a 1-for-10 reverse stock split of its outstanding common stock, which will be effective for trading purposes as of the commencement of trading on Thursday, December 29, 2016.

At the Annual Meeting of Stockholders held on August 3, 2016 the reverse stock split was approved by the Company’s stockholders to be effected at the Board’s discretion within the approved parameters and the specific ratio was subsequently approved by the Company’s Board. The reverse stock split is intended to increase the per share trading price of the Company’s common stock to satisfy the $1.00 minimum bid price requirement for continued listing on The NASDAQ Capital Market although the Company anticipates a NASDAQ hearing and no assurance can be given that continued listing will occur. Trading of the Company’s common stock on The NASDAQ Capital Market will continue, on a post-split basis, with the opening of the markets on Thursday, December 29, 2016, under the existing trading symbol “IDXG” and under new CUSIP number 46062X 204.  The reverse stock split reduces the number of shares of the Company’s common stock outstanding from approximately 20.2 million shares of common stock pre-reverse split to approximately 2.0 million shares of common stock post-reverse split. The number of outstanding options and warrants will be adjusted accordingly, with outstanding common stock options and restricted stock units being reduced from approximately 2.2 million to approximately 218,000 and the number of warrants being reduced from 1.6 million warrants to 160,000 warrants. The number of authorized shares of common stock and the par value per share will remain unchanged.

As a result of the reverse stock split, every 10 shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of common stock. Proportionate voting rights and other rights of common stockholders will not be affected by the reverse stock split. No fractional shares of common stock will be issued as a result of the reverse stock split and instead holders will receive a cash payment in lieu of fractional shares to which they would otherwise be entitled.

Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862-207-7800 • Toll Free: 800-242-7494 • www.interpacediagnostics.com

After the effective time of the reverse stock split, stockholders with shares held in certificate form will receive a Letter of Transmittal and instructions from Interpace Diagnostics’ transfer agent, American Stock Transfer & Trust LLC (AST). Stockholders that hold shares in book-entry form or hold their shares in brokerage accounts are not required to take any action and will see the impact of the reverse stock split reflected in their accounts. Beneficial holders of Interpace Diagnostics’ common stock are encouraged to contact their bank, broker, custodian or other nominee with questions regarding procedures for processing the reverse stock split.

Additional information about the reverse stock split can be found in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on June 22, 2016, and in the Company’s Form 8-K filed with the SEC on December 28, 2016, copies of which is available at www.sec.gov or at the Company’s website at www.interpacediagnostics.com.

“This decision has been made in consultation with advisors and our Board of Directors and we believe the resulting increase in share price will broaden the appeal of our shares to investors, particularly institutional stockholders. Furthermore, the management and Board of Directors feel strongly that The NASDAQ Capital Market stock exchange is the most beneficial and appropriate exchange on which the Company’s shares should trade and this reverse split should assist us in resolving the minimum trading price issue, allowing us to work to meet the continuing listing requirements,” said Jack E. Stover, President & CEO of Interpace Diagnostics.

About Interpace Diagnostics Group Inc.

Interpace Diagnostics is a company that provides clinically useful molecular diagnostic tests and pathology services for evaluating risk of cancer by leveraging the latest technology in personalized medicine for better patient diagnosis and management. The Company currently has three commercialized molecular tests; PancraGen® for the diagnosis and prognosis of pancreatic cancer from pancreatic cysts; ThyGenX®, for the diagnosis of thyroid cancer from thyroid nodules utilizing a next generation sequencing assay and ThyraMIR®, for the diagnosis of thyroid cancer from thyroid nodules utilizing a proprietary gene expression assay. Interpace Diagnostics' mission is to provide personalized medicine through molecular diagnostics and innovation to advance patient care based on rigorous science.

Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862-207-7800 • Toll Free: 800-242-7494 • www.interpacediagnostics.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, relating to our future financial and operating performance. The Company has attempted to identify forward looking statements by terminology including "believes," "estimates," "anticipates," "expects," "plans," "projects," "intends," "potential," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are based on current expectations, assumptions and uncertainties involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Known and unknown risks, uncertainties and other factors include, but are not limited to, our ability to adequately finance the business, our ability to restructure our debt and other obligations, our ability to meet our obligations as they become due, the market's acceptance of our molecular diagnostic tests; our ability to secure additional business and generate higher profit margins through sales of our molecular diagnostic tests, in-licensing or other means, projections of future revenues, growth, gross profit and anticipated internal rate of return on investments. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in the Company’s periodic filings with the Securities and Exchange Commission (SEC), including without limitation, the Annual Report on Form 10-K filed with the SEC on March 30, 2016 as amended on April 29, 2016 and June 14, 2016, and the Quarterly Report on Form 10-Q filed with the SEC on November 17, 2016. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862-207-7800 • Toll Free: 800-242-7494 • www.interpacediagnostics.com

CONTACTS:

Victor Roberts
RedChip Companies
407.644.4256, ext. 111
victor@redchip.com

Morris Corporate Center 1, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862-207-7800 • Toll Free: 800-242-7494 • www.interpacediagnostics.com